Exhibit 99.1

FOR IMMEDIATE RELEASE

TRANSATLANTIC AND ALLEGHANY ANNOUNCE STOCKHOLDER ELECTION DEADLINE

NEW YORK – February 22, 2012 – Alleghany Corporation (NYSE: Y) (“Alleghany”) and Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”) today announced that Transatlantic stockholders that wish to make an election with respect to the consideration to be received in the proposed merger with Alleghany must deliver a properly completed election form to Computershare by 5:00 p.m., New York City time, on March 1, 2012 (the “Election Deadline”). Subject to regulatory and other customary closing conditions, Alleghany and Transatlantic expect to close the merger on March 6, 2012.

Transatlantic stockholders who hold their shares through a bank, broker or other nominee may have an election deadline earlier than the Election Deadline. These stockholders should carefully review any materials they receive from their bank, broker or other nominee to determine the election deadline applicable to them.

As previously announced, on November 20, 2011, Transatlantic entered into an Agreement and Plan of Merger with Alleghany and Shoreline Merger Sub, Inc. (formerly, Shoreline Merger Sub, LLC). Pursuant to the terms of the merger agreement, Transatlantic stockholders are entitled to elect to receive, for each share of Transatlantic common stock they hold, either stock or cash consideration with a value equal to the sum of (i) 0.145 multiplied by the average of the closing sales prices on the NYSE for Alleghany common stock during the five trading days ending the day before the completion of the merger and (ii) $14.22, subject to proration in the event cash is oversubscribed or undersubscribed. Transatlantic stockholders who do not make a timely election or fail to deliver a properly completed election form to Computershare by the Election Deadline will not be able to elect the form of merger consideration they will receive in the merger. These non-electing stockholders will receive all cash, all Alleghany common shares or a combination of cash and Alleghany common shares according to the allocation rules set forth in the merger agreement.

If, after submitting its election form, a Transatlantic stockholder wishes to sell or otherwise transfer some or all of the shares covered by its election, the stockholder will have to revoke its election in order to deliver the shares to the purchaser or other transferee. Such revocation must be received by Computershare prior to the Election Deadline. Because a Transatlantic stockholder may revoke its election only prior to the Election Deadline, after the Election Deadline and prior to the effective time of the merger, such stockholder will not be able to sell or otherwise transfer shares for which an election is effective as of the Election Deadline.

Beginning on January 6, 2012, the required election forms and accompanying instructions were mailed to Transatlantic stockholders of record as of January 4, 2012. Transatlantic stockholders, including those that acquired their shares after January 4, 2012, may request copies of these forms from Transatlantic’s proxy solicitor, Georgeson Inc., by calling toll free, (888) 613-9817. Transatlantic stockholders who hold their shares through a bank, broker or other nominee should contact their bank, broker or other nominee to obtain additional copies of the election documents.

UBS Investment Bank and Morgan Stanley are acting as financial advisors and Wachtell, Lipton, Rosen & Katz is acting as legal counsel to Alleghany. Goldman, Sachs & Co. and Moelis & Company LLC are acting as financial advisors and Gibson, Dunn & Crutcher LLP is acting as legal counsel to Transatlantic.

About Alleghany Corporation

Alleghany Corporation (NYSE: Y) creates stockholder value through the ownership and management of operating subsidiaries and investments, anchored by a core position in property and casualty insurance. Alleghany’s current operating subsidiaries include: RSUI Group, Inc., a national underwriter of property and liability specialty insurance coverages; Capitol Transamerica Corporation, an underwriter of property and casualty insurance coverages with a focus on the Midwest and Plains states and a national underwriter of specialty property and casualty and surety insurance coverages; Pacific Compensation Corporation, an underwriter of workers’ compensation insurance primarily in California; and Alleghany Properties LLC, a significant landowner in Sacramento, California.

About Transatlantic Holdings, Inc.

Transatlantic Holdings, Inc. is a leading international reinsurance organization headquartered in New York, with operations on six continents. Its subsidiaries, Transatlantic Reinsurance Company®, Trans Re Zurich Reinsurance Company Ltd. and Fair American Insurance and Reinsurance Company (formerly Putnam Reinsurance Company), offer reinsurance capacity on both a treaty and facultative basis — structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Visit – www.transre.com – for additional information about Transatlantic.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger with Alleghany and the timing of the closing of the merger; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; changes in financial markets, interest rates and foreign currency exchange rates; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the cyclical nature of the property and casualty insurance industry; judicial, legislative, political and other governmental developments; management’s response to the factors described herein; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) from time to time, including those detailed in the “Cautionary Statement Regarding Forward-Looking Information”, “Risk Factors” and other sections of Transatlantic and Alleghany’s respective Forms 10-K and other filings with the SEC. Transatlantic and Alleghany are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

This communication contains information about a proposed merger between Transatlantic and Alleghany. In connection with the proposed merger, Alleghany has filed with the SEC, and the SEC declared effective on January 5, 2012, a registration statement on Form S-4, which includes

Transatlantic’s proxy statement as part of the joint proxy statement/prospectus, that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Alleghany may file with the SEC or send to their stockholders in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed merger. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Transatlantic and Alleghany with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036.

This communication does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or a solicitation of any vote or approval.

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Contacts:

Alleghany Contacts:

Dawn Dover or Peter Hill

Kekst and Company Incorporated

Tel: 212 521 4800

dawn-dover@kekst.com

peter-hill@kekst.com

Transatlantic Contacts:

Investors:

Thomas V. Cholnoky

Transatlantic Holdings, Inc.

Senior Vice President, Investor Relations

1-212-365-2292

investor_relations@transre.com

or

Tom Gardiner / 1-212-440-9872

Donna Ackerly / 1-212-440-9837

Georgeson Inc.

transatlantic@georgeson.com